Acquisition of 39PU (Details Textual) - USD ($)		1 Months Ended
	Oct. 02, 2019	Oct. 28, 2019	Oct. 17, 2019
Acquisition of 39PU (Textual)
Acquisition of equity interest	51.00%
Contingent consideration, description	Under the terms of the purchase agreement, the consideration was comprised of cash consideration of $2.4 million and share consideration of 10,000,000 Ordinary Shares, at a per share price of $0.34. In addition, a contingent cash consideration of $0.6 million and a share consideration of $1.2 million will be delivered to the three shareholders according to the earn-out payment based on the financial performance of 39 Pu in its next fiscal years.
Cash consideration		$ 2,400,000	$ 2,400,000
Shares consideration		10,000,000	10,000,000
Exchange rate	$ 7.1489